FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-34080

                                                                   March 9, 1999

                                    ISG FUNDS

                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 9, 1998
                          AS REVISED, DECEMBER 14, 1998


THE FOLLOWING SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS UNDER THE CAPTION "MANAGEMENT OF THE FUNDS--INVESTMENT ADVISER." UNLESS OTHERWISE INDICATED BELOW, THE PRIMARY PORTFOLIO MANAGER FOR A FUND IS THE PERSON NAMED IN THE PROSPECTUS.

The primary portfolio manager for each indicated Fund is as follows:

EQUITY INCOME FUND--Robert A. Rinner. Mr. Rinner has been a primary portfolio manager of the Equity Income Fund since its inception, and has been a portfolio manager with the Adviser since April 1996. Prior thereto, Mr. Rinner was a portfolio manager with Royal Insurance Co.

LIMITED TERM U.S. GOVERNMENT FUND--John Mark McKenzie. Mr. McKenzie has been a portfolio manager of the Limited Term U.S. Government Fund since May 1998 and the Fund's primary portfolio manager since December 1998. Mr. McKenzie has been employed by the Adviser since May 1998 and by Deposit Guaranty National Bank since 1984.

MUNICIPAL INCOME FUND--Sharon S. Brown. Ms. Brown has been a primary portfolio manager of the Municipal Income Fund since its inception, and has been a Trust Officer of the Adviser since 1988.

                                      * * *

THE FOLLOWING SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS UNDER THE CAPTION "HOW TO REDEEM SHARES--CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES." THE RATE AND TIME PERIODS FOR THE CDSC REMAIN THE SAME.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. If a shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the shareholder will pay a CDSC at the rates set forth herein. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the Class B Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Class B Shares derived from reinvestment of dividends or capital gain distributions.

The amount of CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

When an investor redeems his or her Class B Shares, the redemption order is processed so as to minimize the amount of the CDSC that will be charged. Class B Shares that are not subject to the CDSC (i.e., Class B Shares that were acquired through reinvestment of dividends or capital gain distributions) are redeemed first and after that Class B Shares that have been held the longest are redeemed.

To provide an example, assume you purchased 100 Class B Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Class B Shares through dividends reinvested in Class B Shares. If you then make your first redemption of 50 Class B Shares (proceeds of $600), the first 10 Class B Shares will not be subject to the CDSC because you received them as dividends. With respect to the remaining 40 Class B Shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a CDSC at a rate of 3.00% (the applicable rate prior to the second anniversary after purchase).

BISYS compensates certain Service Organizations for selling Class B Shares at the time of purchase from BISYS' own assets. The proceeds of the CDSC and distribution fee, in part, are used to defray these expenses.